UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
 FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 28, 2026
__________________________________________________________________________
FMC CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________________________________

Delaware	1-2376		94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2929 Walnut Street	Philadelphia	Pennsylvania	19104
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
__________________________________________________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FMC	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

ITEM 5.02.    DEPARTURES OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
FMC Corporation (the “Company”) announced the passing of Dirk A. Kempthorne, a member of our board of directors (the “Board”) since 2009. The Board expresses its gratitude and appreciation for Mr. Kempthorne’s many years of service to the Company and its stockholders and extends sincere condolences to his family and friends.
At the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of FMC Corporation, stockholders voted to approve the FMC Corporation 2026 Incentive Stock Plan (the “Plan”) and, accordingly, the Plan became effective as of April 28, 2026. Our Board of Directors approved the Plan on January 30, 2026, subject to stockholder approval. The Plan replaced the FMC Corporation 2023 Incentive Stock Plan, as amended on July 21, 2023. A description of the Plan can be found in Proposal 8 in the Company’s Proxy Statement on Schedule 14A filed with the SEC on March 13, 2026 (the “Proxy Statement”), which description is incorporated to this Item 5.02 by reference thereto. Such description does not purport to be complete and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
ITEM 5.03.    AMENDMENTS TO ARTICLES OR INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
Also at the Company’s Annual Meeting, stockholders approved certain amendments (the “Charter Amendments”) to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”). As further described in Proposal 7 in the Company’s Proxy Statement, the Charter Amendments provide for certain miscellaneous amendments to the Certificate of Incorporation. The Charter Amendments became effective upon the filing of a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on April 29, 2026.
The Board also approved certain amendments to the Company’s Restated By-Laws (as amended, the “Amended and Restated By-Laws”), including certain limited technical changes related to the advance notice provisions to clarify certain procedural requirements with respect to director nominations and proposals of business. The Amended and Restated By-laws became effective on April 28, 2026.
The foregoing summary is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment and the Amended and Restated By-laws, a copy of which is filed as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated by reference herein.

ITEM 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Company held its Annual Meeting on April 28, 2026; 125,045,033 shares of common stock were outstanding and entitled to be voted as of February 27, 2026, the record date for the Annual Meeting; 106,620,682 shares were present at the Annual Meeting in person or by proxy, representing approximately 85.26% of the shares outstanding as of the record date.
At the Annual Meeting, Pierre Brondeau, Michael F. Barry, Eduardo E. Cordeiro, Carol Anthony (“John”) Davidson, Kathy L. Fortmann, K’Lynne Johnson, Steven T. Merkt, John M. Raines, and Patricia Verduin, Ph.D. were each duly nominated for and elected by the stockholders to our Board. These individuals will serve on our Board for a one-year term expiring in 2027. The number of votes cast for, against, abstained, and the number of broker non-votes with respect to each nominee is set forth below:

	For	Against	Abstain	Broker Non-Votes

Pierre Brondeau	81,922,845	3,145,538	273,738	21,278,561

Michael F. Barry	83,187,115	1,851,468	303,538	21,278,561

Eduardo E. Cordeiro	79,218,085	5,810,563	313,473	21,278,561

Carol Anthony (“John”) Davidson	81,210,727	3,813,987	317,407	21,278,561

Kathy L. Fortmann	82,223,257	2,805,548	313,316	21,278,561

K’Lynne Johnson	63,756,663	21,265,018	320,440	21,278,561

Steven T. Merkt	83,470,350	1,555,736	316,035	21,278,561

John M. Raines	83,473,127	1,553,587	315,407	21,278,561

Patricia Verduin, Ph.D	82,724,472	2,308,798	308,851	21,278,561
Accordingly, each of the nominees was duly elected.
At the Annual Meeting, the stockholders voted on the ratification of the Audit Committee’s approval for the continuing service of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The number of votes cast for, against and abstained with respect to this proposal is set forth below:

For	Against	Abstain	Broker Non-Votes
102,242,099	4,036,525	342,058	N/A
Accordingly, the selection of KPMG LLP as the company’s independent registered public accounting firm for 2026 was ratified.
At the Annual Meeting, the stockholders voted, in a non-binding advisory vote, to approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

For	Against	Abstain	Broker Non-Votes
53,918,283	30,993,888	429,950	21,278,561
Accordingly, the compensation of the Company’s named executive officers was approved in a non-binding advisory vote.

At the Annual Meeting, the stockholders voted upon and did not approve a proposal to approve an amendment to eliminate supermajority voting provisions in the Company’s Certificate of Incorporation. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

For	Against	Abstain	Broker Non-Votes
82,751,482	2,410,000	180,639	21,278,561
Accordingly, an amendment to eliminate supermajority voting provisions in the Company’s Certificate of Incorporation was not approved as the proposal did not receive the affirmative vote of the holders of 80% or more of the voting power of the outstanding shares entitled to vote at the meeting.
At the Annual Meeting, the stockholders voted upon and did not approve a proposal to approve an amendment to eliminate supermajority voting provisions for certain business combinations in the Company’s Certificate of Incorporation. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

For	Against	Abstain	Broker Non-Votes
83,172,088	1,985,583	184,450	21,278,561
Accordingly, an amendment to eliminate supermajority voting provisions for certain business combinations in the Company’s Certificate of Incorporation was not approved as the proposal did not receive the affirmative vote of the holders of 80% or more of the voting power of the outstanding shares entitled to vote at the meeting.
At the Annual Meeting, the stockholders voted upon and did not approve a proposal to approve amendments to the Company’s Certificate of Incorporation to provide stockholders the right to call a special meeting of stockholders at a 25% ownership threshold. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

For	Against	Abstain	Broker Non-Votes
84,374,493	723,198	244,430	21,278,561
Accordingly, the Special Meeting Charter Amendment was not approved as the proposal did not receive the affirmative vote of the holders of 80% or more of the voting power of the outstanding shares entitled to vote at the meeting.
At the Annual Meeting, the stockholders voted upon and approved a proposal to approve certain miscellaneous amendments to the Company’s Certificate of Incorporation. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

For	Against	Abstain	Broker Non-Votes
84,076,549	850,616	414,956	21,278,561
Accordingly, an amendment to implement certain miscellaneous amendments to the Company’s Certificate of Incorporation was approved.
At the Annual Meeting, the stockholders voted upon and approved a proposal to approve the FMC Corporation 2026 Incentive Stock Plan. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

For	Against	Abstain	Broker Non-Votes
82,074,428	3,055,445	212,248	21,278,561
Accordingly, the Plan was approved.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
3.1    Certificate of Amendment to Restated Certificate of Incorporation, effective as of April 29, 2026
3.2     Amended and Restated By-Laws of FMC Corporation as of April 28, 2026

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ SARA PONESSA
Sara Ponessa Executive Vice President, General Counsel and Corporate Secretary
Date: April 29, 2026